United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 26, 2023

Date of Report (Date of earliest event reported)

OPY Acquisition Corp. I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40968	85-2624164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)668-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A	OHAAU	The Nasdaq Stock Market LLC
Common Stock and one-half of one Redeemable Warrant Class A Common Stock, par value $0.0001 per share	OHAA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OHAAW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CPR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Meeting on October 26, 2023, OPY Acquisition Corp. I (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on October 26, 2023 which (1) extends the deadline by which it must complete its initial business combination up to eight times, each such extension for a one-month period from October 30, 2023 to June 30, 2024, (the “Extension Amendment”); and (2) eliminates from the charter the redemption limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the redemption limitation (the “NTA Amendment”). A copy of the Extension Amendment and the NTA Amendment is included in Exhibit 3.1 hereto which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 26, 2023, the Company held a Special Meeting of Stockholders (the “Special Meeting”) for the Company’s stockholders to consider and vote upon the Extension Amendment and the NTA Amendment. On October 2, 2023, the record date for the Special Meeting, there were 5,642,010 shares of common stock of the Company entitled to be voted at the Special Meeting consisting of 5,642,009 shares of Class A common Stock and one share of Class B common stock. At the Special Meeting, 5,245,693 shares of common stock of the Company or 92.97% of the shares entitled to vote at the Special Meeting were represented in person or by proxy consisting of 5,245,692 shares of Class A common stock and one share of Class B common stock. At the Special Meeting, stockholders voted upon and approved the Extension Amendment and the NTA Amendment as follows:

1.	Extension Amendment

Stockholders approved the Extension Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
5,245,493	200	0

2.	NTA Amendment

Stockholders approved the NTA Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
5,245,493	200	0

Item 8.01.	Other Events

In connection with the Extension Amendment and the NTA Amendment, respectively, the Company was required to give its Class A stockholders the opportunity to redeem their shares of Class A common stock. Of the 2,479,510 shares of public Class A common stock that were outstanding, a total of 355,677 shares exercised their redemption rights and did not subsequently reverse that decision.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

3.1	Amendment to the Amended and Restated Certificate of Incorporation of OPY Acquisition Corp. I dated October 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2023

OPY ACQUISITION CORP. I

By:	/s/ Jonathan B. Siegel
Name:	Jonathan B. Siegel
Title:	Chairman and Chief Executive Officer